UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

PROTEIN POLYMER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19724	33-0311631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10655 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 558-6064

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 14, 2006, Protein Polymer Technologies, Inc. (the “Company”) issued a press release announcing that Donald Kaplan, Ph.D. has elected to retire as President and Chief Operating Officer of the Company effective March 31, 2006. Dr. Kaplan will continue to serve as a member of the Board of Directors and consultant to the Company.

A copy of the Company’s press release announcing Dr. Kaplan’s election to retire is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements And Exhibits.
(d)	Exhibits.

99.1	Press Release of the Company dated February 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation
Date: February 14, 2006	By: /s/ J. Thomas Parmeter J. Thomas Parmeter Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Protein Polymer Technologies, Inc. dated February 14, 2006.